Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Camden Learning Corporation (the “Company”) for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, for the period covered by this report.

DATE: May 11, 2009	/s/ David L. Warnock
David L. Warnock
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Camden Learning Corporation and will be retained by Camden Learning Corporation and furnished to the Securities and Exchange Commission or its staff upon request.